OPTION TO PURCHASE COMMON STOCK OF

TURBINE TRUCK ENGINES, INC.

On the 29th day of December, 2017, NOVO INTEGRATED SCIENCES, INC., a Nevada corporation (the “Company”) hereby grants, as of the date hereof, to Christopher David, an individual (hereinafter “Optionee”), upon the terms and conditions hereinafter set forth, an option to purchase up to TWO MILLION (2,000,000) shares of the Company’s common stock (the “Option”) at an exercise price of FORTY-TWO CENTS (US$0.42).

This Option is granted, to Optionee, in accordance to the terms and conditions of the seven (7) month Employment Agreement, dated December 29, 2017, (effective January 1 through July 30, 2018) (the “Agreement”) with its current President, Christopher M. David, which provides for Mr. David to remain fulfilling the roles and responsibilities as the company’s President through July 30, 2018. This Option expires on the Expiration Date (hereinafter defined).

1. Exercise of Options.

(a) Subject to subsection (b) of this Section 1, this Option may be exercised, in whole or in part, upon presentation, to the Company at Turbine Truck Engines, Inc., Attention: CEO/President, 11120 NE 2nd Street, Suite 200, Bellevue, Washington, 98004 or at such other address as the Company may designate as the Company’s principal corporate address; of (i) the attached Exercise Form (Exhibit A) duly executed and delivered notice to Optionee; together with (ii) either (x) a wire transfer, certified bank or cashier’s check payable to the order of Company in the amount of the Exercise Price or (y) the Optionee’s election to Net Exercise in accordance with the following formula:

Net Exercise Formula (Cashless): The Holder may elect to receive Option Shares equal to the value of this Option (or the portion thereof being canceled) pursuant to a Net Exercise Formula whereby the Company shall issue to the Holder a number of Option Shares computed using the following formula:

Y (A-B) X = ——————— A

Where:	X	=	the number of the Option Shares to be issued to the Holder.

	Y	=	the number of the Option Shares purchasable under this Warrant.

	A	=	the fair market value of one Share on the date of determination.

	B	=	the per share Exercise Price (as adjusted to the date of such calculation).

Fair Market Value. For purposes of this Section, the per share fair market value of the Option Shares shall mean the average of the closing prices of the Common Stock as quoted on the Over-the-Counter Bulletin Board, or the principal exchange on which the Common Stock is listed, in each case for the fifteen (15) trading days ending five (5) trading days prior to the date of determination of fair market value.

(b) Expiration Date. The Option to purchase the Company’s common stock must be exercised, in whole or in part, on or before the date which is five (5)-years from the date hereof, December 29, 2022, (the “Expiration Date”).

(c) The Option shall be exercisable at forty-two cents (US$0.42) (i.e. the “Exercise Price”).

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2. Vesting. This Option fully vest as of the date hereof (December 29, 2017).

3. Purchased and Underlying Common Stock.

(a) Upon receipt of an Exercise Form and payment of the Exercise Price (or Net Exercise election), the Company shall issue and cause to be delivered with all reasonable dispatch to Optionee, a certificate or certificates for the number of full shares of Common Stock comprising the applicable Common Stock so purchased upon the exercise of a vested Option (the “Purchased Common Stock”). Such certificate or certificates shall be deemed to have been issued, and any person named therein shall be deemed to have become a holder of record of such Common Stock, as of the date of receipt of the Exercise Form and payment of the Exercise Price (if required), notwithstanding that the certificates representing such Common Stock shall not actually have been delivered or that the transfer shall not have been reflected on the stock transfer books of Company.

(b) the Company shall at all times keep reserved so long as this Option remains outstanding, out of its authorized common stock, sufficient common stock as shall continue to be subject to purchase under this Option (the “Underlying Common Stock”).

4. Rights and Obligations of Optionee.

(a) Optionee or any subsequent holder of this Option shall not, by virtue hereof, be entitled to any rights of a shareholder in Company, either at law or in equity.

(b) Optionee or any subsequent holder of this Option, as such, shall not be entitled to vote or receive dividends or to be deemed the holder of the Common Stock for any purpose, nor shall anything contained in this Option Agreement, confer upon Optionee any of the rights of a shareholder of Company including, but not limited to, any right to vote, give or withhold consent to any action by Company, whether upon any reclassification of stock, consolidation, merger, share exchange, conveyance or otherwise, receive notice of meetings or other action affecting shareholders (except for the notices provided for herein), receive dividends, receive subscription rights, or any other right until this Option shall have been exercised and Optionee shall have become the record holder of the Common Stock, as provided herein.

(c) In the event that the number of authorized shares is altered, pursuant to stock splits, initial public offerings, or other activity, all of the shares granted to the Executive hereunder shall be adjusted proportionately.

5. Purchased Common Stock. The Company covenants and agrees that all Purchased Common Stock to be delivered upon proper exercise of this Option shall be recorded on the books of Company in the name of Optionee and shall be duly and validly authorized and issued, fully paid and non-assessable, and free from all preemptive rights, taxes (other than transfer taxes), liens, charges and security interests created by Company with respect to the issuance thereof.

6. Disposition of Options or Common Stock.

(a) Optionee and/or any transferee hereof or of the Purchased Common Stock by its acceptance hereof or thereof, hereby understands and agrees that neither this Option nor the Purchased Common Stock have been registered under U.S. Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws (the “State Acts”) and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) except upon the issuance to Company of a favorable opinion of counsel or submission to Company of such evidence as may be reasonably satisfactory to counsel to Company, in each such case, to the effect that any such transfer shall not be in violation of the Securities Act and/or the State Acts. It shall be a condition to the transfer of this Option that any transferee hereof deliver to Company its written agreement to accept and be bound by all of the representations, terms and conditions of this Option.

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(b) The stock certificates of Company that will evidence the Purchased Common Stock may be imprinted with a restrictive legend in substantially the following form:

THE SECURITIES EVIDENCED BY THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO ANY EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER AND UNDER APPLICABLE STATE LAW, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

Company has not agreed to register any of the Purchased Common Stock for distribution in accordance with the provisions of the Securities Act or the State Acts. Except as otherwise set forth herein, Company has not agreed to comply with any exemption from registration under the Securities Act or the State Acts for the resale of such Common Stock. Hence, it is the understanding of Optionee that by virtue of the provisions of certain rules respecting “restricted securities” promulgated by the U.S. Securities and Exchange Commission, all or part of the Purchased Common Stock may be required to be held indefinitely, unless and until registered under the Securities Act and the State Acts, or unless an exemption from such registration is available (in which case Optionee may still be limited as to the amount of such Common Stock that may be sold).

7. Representations.

(a) Risk Factors. Optionee understands and acknowledges that (i) this Option and the Purchased Common Stock are unregistered, restricted securities and are not readily marketable and (ii) there is a significant degree of risk in investing in the Common Stock. Optionee agrees that he must be able to bear the economic risk of the loss of the entire investment in the Common Stock if it exercises this Option.

(b) Knowledge and Experience; Financial Capability and Net Worth. Optionee has (i) such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of the investment in the Common Stock, (ii) has determined that such investment is suitable for Optionee in view of its financial circumstances and available investment opportunities; and (iii) no need for liquidity of the investment and no reason to anticipate any change in Optionee’s financial circumstances which may cause or require any sale, transfer or other distribution of the Purchased Common Stock.

(c) Information. Optionee agrees that it shall be its responsibility to request such information with respect to Company as it and its advisors deem appropriate to evaluate the risks and merits of investment in the Purchased Common Stock at the time that Optionee exercises this Option.

8. Remedies. The Company stipulates that the remedies at law of Optionee in the event of any default or threatened default by Company in the performance of or compliance with any of the terms of this Option are not and will not be adequate and that, without limiting any other remedy available at law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof. The rights and remedies of Optionee are cumulative and not exclusive of any rights or remedies which Optionee might otherwise have.

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9. Survival. The various rights and obligations of Optionee hereof as set forth herein shall survive the exercise of this Option at any time or from time to time and the surrender of this Option.

10. Change; Waiver. Neither this Option nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No failure or delay of Optionee in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

11. Governing law. The execution, effectiveness, construction, performance, amendment and termination of this Option and the resolution of disputes hereunder shall be governed under the laws of Nevada.

12. Confidentiality. The parties acknowledge that the existence and the terms of this Option and any oral or written information exchanged between the parties in connection with the preparation and performance this Option are regarded as confidential information. Each party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving party's unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. This Section shall survive the termination of this Option for any reason.

13. Severability. In the event that one or several of the provisions of this Option are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Option shall not be affected or compromised in any respect. The parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

14. Successors. This Option shall be binding on and shall inure to the interest of the respective successors of the parties and the permitted assigns of such parties.

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IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

Novo Integrated Sciences, Inc., a Nevada Corporation

By:	/s/ Pierre Dalcourt	Date:	December 29, 2017
Dr. Pierre Dalcourt, Board Chairman

By:	/s/ Michael Gaynor	Date:	December 29, 2017
Michael Gaynor, Secretary-Treasurer

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CERTIFICATE

OF

OPTIONS

Certificate Number: #31	Options: 2,000,000

This Certifies that Christopher David, an individual, is the owner of TWO MILLION (1,000,000) Options of Novo Integrated Sciences, Inc., common shares fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.

This Certificate is granted in accordance with the terms of the Option to purchase common stock of Novo Integrated Sciences, Inc., a Nevada corporation, dated December 29, 2017. The Option fully vest on December 29, 2017. The exercise price of these Options is forty-two cents (US$0.42) per Option. The Option expires on December 29, 2022 (5-years years from the grant date) and is exercisable, in whole or in part, at any-time from the vest date until the expiration date.

In Witness Whereof, the said Corporation has caused this certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 29th Day of December A.D. 2017.

[CORPORATE SEAL]

/s/ Pierre Dalcourt	/s/ Michael Gaynor
Dr. Pierre Dalcourt	Michael Gaynor
Board Chairman	Secretary, Treasurer, Director

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EXERCISE FORM

TO: NOVO INTEGRATED SCIENCES, INC.

Attention: CEO-President

11120 NE 2nd Street, Suite 200

Bellevue, Washington 98004

The undersigned, being the lawful holder of the Option evidenced by the attached Option Agreement, elects to purchase __________________________________________________ shares the Common Stock of NOVO INTEGRATED SCIENCES, INC., at an Exercise Price of forty-two cents (US$0.42) per option and elects either:

(a)	[ ] Cash Exercise: the Holder hereby makes payment of U.S $____________ in payment of the purchase price thereof, which includes the Exercise Price in full, together with all applicable transfer taxes, if any; or

(b)	[ ] Net Issue Exercise (Cashless): The Holder elects to receive Option Shares equal to the value of this Option (or the portion thereof being canceled) whereby the Company shall issue to the Holder a number of Option Shares computed using the following formula:

Y (A-B) X = ——————— A

Where:	X	=	the number of the Option Shares to be issued to the Holder.

	Y	=	the number of the Option Shares purchasable under this Warrant.

	A	=	the fair market value of one Share on the date of determination.

	B	=	the per share Exercise Price (as adjusted to the date of such calculation).

Fair Market Value. For purposes of this Section, the per share fair market value of the Option Shares shall mean the average of the closing prices of the Common Stock as quoted on the Over-the-Counter Bulletin Board, or the principal exchange on which the Common Stock is listed, in each case for the fifteen (15) trading days ending five (5) trading days prior to the date of determination of fair market value.

Signature: _______________________________________

Print Name: ______________________________________         Date: ______________________

Social Security Number: _______________________________________

Address:	________________________________________

________________________________________

________________________________________

Phone No. _________________________________          Email: _________________________________